Exhibit 99.2

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Kevin P. Bagby, Vice President and Chief Financial Officer, of Stoneridge, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Quarterly Report on Form 10-Q of the Company for the period ended September 30, 2002 (“the Report”) which this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (U.S.C. 78m or 78o(d)); and

(2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ KEVIN P. BAGBY
Kevin P. Bagby, Vice President and Chief Financial Officer November 14, 2002